CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the President of the Bishop Street Funds (the "Funds"), with respect to the Funds' Form N-CSRS for the period ended June 30, 2010, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: September 2, 2010


                                        /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Controller and CFO of the Bishop Street Funds (the "Funds"), with respect to the Funds' Form N-CSRS for the period ended June 30, 2010, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: September 2, 2010


                                        /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller & CFO